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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 31, 2003

                         Commission File Number 1-12282


                             CORRPRO COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


            OHIO                                        34-1422570
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)


                    1090 ENTERPRISE DRIVE, MEDINA, OHIO 44256
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 723-5082


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ITEM 5. OTHER EVENTS

     On March 31, 2003, registrant issued a press release entitled "Corrpro Announces Sale of Rohrback Cosasco Systems, Inc. Subsidiary," that announces the sale of Rohrback Cosasco Systems, Inc, to a privately-held company. Earlier in the quarter in an unrelated transaction the company sold the assets of its Bass-Trigon Software LLC subsidiary to American Innovations, Ltd. (AI) for an undisclosed amount. These two successful sales are part of Corrpro's business restructuring plan to enhance earnings and lower debt levels through improvement in operations and divestiture of non-core and international operations in order to focus solely on its core North American operations.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

                Exhibit 99 - Press Release dated April 3, 2003.


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SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CORRPRO COMPANIES, INC.
                                              (Registrant)



Date:  April 15, 2003                          /s/ Joseph W. Rog
                                               --------------------------------
                                               Joseph W. Rog
                                               Chairman of the Board, President
                                               and Chief Executive Officer


                                               /s/ Robert M. Mayer
                                               --------------------------------
                                               Robert M. Mayer
                                               Senior Vice President and
                                               Chief Financial Officer


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